Exhibit 10.15

Dated 11 November 2010

THE BANK OF NEW YORK MELLON, LONDON BRANCH

as Original Senior Secured Trustee

- and -

CERTAIN COMPANIES

as Original Debtors

- and -

BARCLAYS BANK PLC

acting as Security Trustee

- and -

others

ADDITIONAL INTERCREDITOR AGREEMENT

i

THIS AGREEMENT is dated	November 2010 and made between:

(1)	THE BANK OF NEW YORK MELLON, LONDON BRANCH as Original Senior Secured Trustee;

(2)	INTERXION HOLDING N.V., a public company with limited liability (naamloze vennootschap), incorporated under Dutch law, having its seat (statutaire zetel) in Amsterdam, The Netherlands and its office address at Tupolevlaan 24, 1119 NX Schiphol-Rijk, The Netherlands, Chamber of Commerce registration number 33301892 (the “Company”);

(3)	THE SUBSIDIARIES of the Company named in Schedule 1 (The Debtors) as Debtors (together with the Company, the “Original Debtors”); and

(4)	BARCLAYS BANK PLC as security trustee for the Secured Parties (the “Security Trustee”).

WHEREAS:

The Company intends to issue €50,000,000 9.50% senior secured notes due February 2017 (the “Additional Senior Secured Notes”) under the Senior Secured Indenture, pursuant to which the Issuer issued the Original Senior Secured Notes, dated 12 February 2010 among, inter alias, the Original Senior Secured Trustee and the Company (the “Original Senior Secured Indenture”).

The Additional Senior Secured Notes are Additional Senior Secured Liabilities owed to the Additional Senior Secured Creditors. The members of the Group and any other grantor of Transaction Security are permitted to incur Additional Senior Secured Liabilities. The Additional Senior Secured Creditors are Senior Secured Creditors for the purposes of the Original Intercreditor Agreement provided that the provisions of the Original Intercreditor have been complied with.

As further assurance, certain of the Original Debtors will enter into additional security documents (in addition to the existing Transaction Security) on or around the time of issuance of the Additional Senior Secured Notes which shall secure all amounts owed to the Primary Creditors under the Debt Documents (the “Additional Security”).

The parties to this Agreement wish to confirm that, as provided for in the Original Intercreditor Agreement, the Additional Senior Secured Liabilities will contractually rank and be secured by the Transaction Security (including the Additional Security) pari passu (including in relation to Clause 14 (Application of proceeds) of the Original Intercreditor Agreement) with the other Senior Secured Liabilities arising in accordance with the Debt Documents.

In connection with the above and under section 4.21 of the Original Senior Secured Indenture, the Issuer (as defined therein) may request at the time of, or prior to, entering into the Additional Senior Secured Notes that the relevant guarantors, the Original Senior Secured Trustee and the Security Trustee enter into an additional intercreditor agreement.

NOW THEREFORE, to avoid any ambiguity, the parties hereto enter into this additional intercreditor agreement to further evidence the Additional Senior Secured Notes as constituting Senior Secured Notes and the Liabilities incurred by members of the Group and any other grantor of Transaction Security in respect of such Additional Senior Secured Notes as constituting Additional Senior Secured Liabilities.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

Terms used but not defined in this Agreement shall have the meaning ascribed to them in the intercreditor agreement dated February 12, 2010 among Barclays Bank plc as Revolving Agent and Security Trustee, The Bank of New York Mellon, London Branch as Original Senior Secured Trustee, the Revolving Lenders named in Schedule 1 of such agreement, InterXion Holding N,V. and the Debtors and Intra-Group Lenders named in Schedule 2 of such agreement (the “Original Intercreditor Agreement”), To the extent required, Clause 1.2 (Construction) of the Original Intercreditor Agreement is incorporated into this Agreement by reference.

1.1	Third Party Rights

(a)	Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)	Any Receiver, Delegate or any other person described in Clause 16.15 (No proceedings) of the Original Intercreditor Agreement may, subject to this Clause 1.1 and the Third Parties Rights Act, rely on any Clause of this Agreement which expressly confers rights on it.

2.	RANKING AND PRIORITY

2.1	Senior Secured Liabilities

As intended by Clause 2.1 (Primary Creditor Liabilities) of the Original Intercreditor Agreement, each of the parties to this Agreement confirms and agrees that the Liabilities owed by each Debtor and each other grantor of Transaction Security to the creditors in respect of the Additional Senior Secured Notes (other than the Senior Secured Trustee Liabilities) constitute Additional Senior Secured Liabilities and rank in right and priority of payment pari passu with other Senior Secured Liabilities (other than the Senior Secured Trustee Liabilities) and without any preference.

2.2	Transaction Security

Each of the parties to this Agreement confirms and agrees that the Additional Security is treated between the parties as ranking in right and priority pari passu with the existing Transaction Security so that upon enforcement or realisation of any such Additional Security, all monies and/or assets received by or on behalf of any Primary Creditor shall be applied in the order set out in Clause 14 (Application of proceeds) of the Original Intercreditor Agreement.

Each of the parties to this Agreement confirms and agrees that the Additional Security ranks and secures the Additional Senior Secured Liabilities in respect of the Additional Senior Secured Notes (other than the Senior Secured Trustee Liabilities) pari passu with other Senior Secured Liabilities (other than the Senior Secured Trustee Liabilities) and without any preference between them.

3.	APPLICATION OF PROCEEDS WITH RESPECT TO SENIOR SECURED LIABILITIES

Each of the parties to this Agreement confirms and agrees that, all amounts applied by the Security Trustee in accordance with paragraph (c) of Clause 14.1 (Order of application) of the Original Intercreditor Agreement, shall be applied towards the discharge of (he Senior Secured Liabilities (which for the avoidance of doubt shall include the Additional Senior Secured Liabilities) on a pari passu and pro rata basis.

4.	CONTINUING OBLIGATIONS

The provisions of the Original Intercreditor Agreement, each Transaction Security Document and the other Debt Documents shall continue in full force and effect and are not affected by this Agreement. This Agreement is not an amendment of the Original Intercreditor Agreement.

5.	COMPANY CONFIRMATION

The Company confirms that the entry into this Agreement does not conflict with or affect the terms of the Debt Documents and that the provisions of paragraph (a) of clause 8.2 (Additional Senior Secured Notes) of the Original Intercreditor Agreement have been complied with.

6.	SECURITY TRUSTEE AND ORIGINAL SENIOR SECURED TRUSTEE

To the extent that the identity of either the Security Trustee or the Original Senior Secured Trustee changes in accordance with the terms of the Original Intercreditor Agreement, such party’s successor shall, promptly following its appointment, agree to the terms of this Agreement (in a form acceptable to the parties to this Agreement).

The Security Trustee and the Original Senior Secured Trustee enter into this Agreement following the request of the Company in accordance with the terms of the Senior Secured Indenture without liability to any person.

7.	PRESERVATION

7.1	Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

7.2	No impairment

If any provision of this Agreement is not binding on or enforceable in accordance with its terms against a person expressed to be a party to it, neither the binding nature nor the enforceability of that provision or any other provision of this Agreement will be impaired as against the other party(ies) hereto.

7.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any party to this Agreement, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

7.4	Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 7.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any party):

(a)	any time, waiver or consent granted to, or composition with, any Debtor, any other grantor of Transaction Security or other person;

(b)	the release of any Debtor, any other grantor of Transaction Security or any other person under the terms of any composition or arrangement with any creditor of any member of the Group or any grantor of Transaction Security;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor or other person or any non presentation or non observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor, any other grantor of Transaction Security or other person;

(e)	any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)	any intermediate Payment of any of the Liabilities owing to the Primary Creditors in whole or in part; or

(h)	any insolvency or similar proceedings.

7.5	Priorities not affected

The priorities referred to in Clause 1 (Ranking and Priority) will:

(a)	not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Primary Creditors or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)	apply regardless of the order in which or dates upon which this Agreement, the Additional Security and any other Debt Documents are executed or registered or notice of them is given to any person;

(c)	secure the Liabilities owing to the Primary Creditors in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding;

(d)	not be affected by the nature, type or any provision of any of the Additional Security; and

(e)	not be affected by the respective date(s) or time(s) at which moneys may be or have been advanced or become owing or payable or secured in relation to the Additional Security and the transactions contemplated under the Debt Documents.

8.	NOTICES

8.1	Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

8.2	Security Trustee’s communications with Senior Secured Trustees

The Security Trustee shall be entitled to carry out all dealings with the Senior Secured Noteholders through their respective Representatives and may give to the Representatives, as applicable, any notice or other communication required to be given by the Security Trustee to a Senior Secured Noteholder.

8.3	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)	in the case of the Company:

Interxion Holding N.V.

Tupolevlaan 24

1119 NX Schiphol-Rijk

The Netherlands

Fax: +31 (0) 208 880 7601

Attention: D.C. Ruberg;

(b)	in the case of the Security Trustee:

Barclays Bank PLC

7th Floor

5 The North Colonnade

Canary Wharf

London E14 4BB

Fax: +44 (0)20 7773 4893

Attention: Duncan Nash;

(c)	in the case of the Original Senior Secured Trustee:

The Bank of New York Mellon, London Branch

One Canada Square

London E14 5AL

Fax: +44 (0)20 7964 2536

Attention: Trustee Administration; and

(d)	in the case of each other party, that notified in writing to the Security Trustee on or prior to the date on which it becomes a party,

or any substitute address, fax number or department or officer which that party may notify to the Security Trustee (or the Security Trustee may notify to the other parties, if a change is made by the Security Trustee) by not less than five (5) Business Days’ notice.

8.4	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 8.3 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to the Security Trustee will be effective only when actually received by the Security Trustee and then only if it is expressly marked for the attention of the department or officer identified with the Security Trustee’s signature below (or any substitute department or officer as the Security Trustee shall specify for this purpose).

(c)	Any communication or document made or delivered to the Company in accordance with this Clause 8.4 will be deemed to have been made or delivered to each of the Debtors.

8.5	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 8.3 (Addresses) or changing its own address or fax number, the Security Trustee shall notify the other parties.

8.6	Electronic communication

(a)	Any communication to be made between the Security Trustee and a Representative, under or in connection with this Agreement may be made by electronic mail or other electronic means, if the Security Trustee and the relevant Representative:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)	Any electronic communication made between the Security Trustee and a Representative will be effective only when actually received in readable form and in the case of any electronic communication made by a Representative to the Security Trustee only if it is addressed in such a manner as the Security Trustee shall specify for this purpose.

8.7	English language

(a)	Any notice given under or in connection with this Agreement must be in English.

(b)	All other documents provided under or in connection with this Agreement must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Security Trustee, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

9.	CONSENTS, AMENDMENTS AND OVERRIDE

9.1	Required consents

(a)	Subject to paragraphs (b) and (c) below, this Agreement may be amended or waived only with the consent of the Company, the Original Senior Secured Trustee and the Security Trustee.

(b)	An amendment that has the effect of changing or which relates to:

(i)	curing defects, resolving ambiguities or reflecting changes of a minor, technical or administrative nature, may be made by the Security Trustee and the Company; and

(ii)	the requirements of any person proposing to act as a Senior Secured Trustee which are customary for persons acting in such capacity, may be made by the Security Trustee and the Company.

(c)	Subject to paragraph (b) above, if any amendment or waiver may impose new or additional obligations on a party or may withdraw or reduce the rights of any party under this Agreement, the prior written consent of that party is required.

9.2	Effectiveness

Any amendment, waiver or consent given in accordance with this Clause 9 will be binding on all parties and the Security Trustee may effect any amendment, waiver or consent permitted by this Clause 9.

10.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

11.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law.

12.	ENFORCEMENT

12.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

(c)	This Clause 12.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

12.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law:

(i)	each Debtor (unless incorporated in England and Wales):

(A)	irrevocably appoints Interxion Carrier Hotel Ltd. as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement and Interxion Carrier Hotel Ltd., by its execution of this Agreement, accepts that appointment; and

(B)	agrees that failure by a process agent to notify the relevant Debtor of the process will not invalidate the proceedings concerned;

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Company (in the case of an agent for service of process for a Debtor), must immediately (and in any event within three days of such event taking place) inform the Security Trustee and the Representatives and appoint another agent on terms acceptable to each Senior Secured Trustee. Failing this the Senior Secured Trustees may appoint another agent for this purpose.

(c)	Each Debtor not incorporated in England and Wales expressly agrees and consents to the provisions of this Clause 12 and Clause 11 (Governing Law).

13.	MISCELLANEOUS

All rights, duties, liabilities and immunities of the Trustee and the Security Trustee under the Original Intercreditor Agreement are hereby incorporated into this Agreement without amendment.

14.	SPECIAL PROVISIONS REGARDING ENFORCEMENT UNDER THE LAWS OF SPAIN

14.1	Security Trustee accounting

For the purposes of the Debt Documents, the Security Trustee, in its capacity as such, shall open and maintain in its book a special credit account for each creditor party under a Debt Document (a “Creditor Party”). In each of such accounts the Security Trustee shall debit the amounts owed by a Debtor to a Creditor Party, including the interest, fees, expenses, default interest, additional costs and any other amounts that are payable by a Debtor pursuant to a Debt Document. Likewise, all amounts received by the Security Trustee from a Debtor pursuant a Debt Document shall be credited in that account, so that the sum of the balance of the credit account represents the amount owed by a Debtor to a Creditor Party at any time.

14.2	Individual account of each Creditor Party

In addition to the special unified account referred to in Clause 14.1 above, each Creditor Party shall open and maintain in its books a special credit account from which the interest, fees, expenses, default interest, additional costs and any other amounts that a Debtor owes to such Creditor Party hereunder shall be debited and in which all amounts received by the Creditor Party from the Debtor under the relevant Debt Document shall be credited.

14.3	Determination of balance due in the event of enforcement before the Spanish courts

In the event of enforcement of a Debt Document before the Spanish courts, the Security Trustee shall settle the credit accounts referred to above in Clauses 14.1 (Security Trustee accounting) and 14.2 (Individual account of each Creditor Party). It is expressly agreed for purposes of enforceability via judicial or out-of-court methods pursuant to Spanish Law, that the balance due from the accounts referred to in this Clauses 14.1 (Security Trustee accounting) and 14.2 (Individual account of each Creditor Party) resulting from the certificate issued for such purpose by the Security Trustee shall be deemed a liquid, due and payable amount enforceable against a Debtor, provided that it is evidenced in a notarial document that the settlement was made in the form agreed to by the parties in the enforceable instrument documenting this Agreement (titulo ejecutivo) and that the balance due matches with the balance that appears in the corresponding open account of the Creditor Party in connection to the relevant Debt Document.

The Security Trustee shall previously notify the Debtor of the amount due as a result of the settlement.

14.4	Enforcement before the Spanish courts

In the event that a Creditor Party decides, for the purposes of the enforcement of a Debt Document (that has been raised to the status of public document in Spain) before the Spanish courts, to commence the ordinary enforcement proceeding set forth in Articles 517, et seq., of the Law of Civil Procedure (Ley de Enjuciamiento Civil), the parties expressly agree for purposes of Article 571, et seq., of such

Law of Civil Procedure that the settlement to determine the summarily enforceable debt be made by the Security Trustee. Therefore, the following will be sufficient for the commencement of the summary proceedings regarding this Agreement and, in particular, the Additional Senior Secured Notes: (i) the notarial deed (escritura de elevación a público) evidencing this Agreement (or the relevant Debt Document that has been raised to the status of public document in Spain); (ii) a certificate, issued by the Security Trustee, of the debt for which the Debtor is liable, as well as the extract of the debit and credit entries and the entries corresponding to the application of interest that determines the actual balance for which enforcement is requested and the document providing evidence (documento fehaciente) that the settlement of the debt has been carried out in the form agreed to in this Agreement; and (iii) a notarial document providing evidence of the prior notice to the Debtor of the amount due as a result of the settlement.

The Debtor shall bear all taxes, expenses and duties accruing or that are incurred by reason of the notarial instruments referred to in the previous paragraph.

14.5	Public deed

This Agreement has been executed in a private document. Each party shall be entitled to request to the other the formalisation of this Agreement and/or a Debt Document into a public deed (which will include the confirmation of this clause in Spanish) before a Spanish Notary Public at any moment. The Company shall bear all costs and expenses relating lo such formalisation.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement and executed as a deed by the Intra-Group Lenders and the Original Debtors and is intended to be and is delivered by them as a deed on the date specified above.

SCHEDULE 1

DEBTORS

Company Name	Place of Incorporation/ Registration	Registration Number
Interxion Holding N.V.	Netherlands	33301892

Interxion Operational B.V.	Netherlands	34389232

Interxion Nederland B.V.	Netherlands	34116837

Intention HeadQuarters B.V.	Netherlands	34128125

Interxion Belgium N.V.	Belgium	RPR Brussels 0471.625.579

Interxion Carrier Hotel Ltd	England	03753969

Interxion France SAS	France	423 945 799 RCS Bobigny

Interxion Deutschland GmbH	Germany	HRB 47103, commercial register (Handelsregister) of the local court (Amtsgericht) of Frankfort am Main

Interxion Ireland Limited	Republic of Ireland	321944

Interxion Espana, S.A.	Spain	CIF A-82517731 (registered with the Commercial Registry of Madrid in volume 14952, section 8, book 0, page M-249071)

SIGNATURES

THE COMPANY

EXECUTED AS A DEED

By: INTERXION HOLDING NV

as the Company

/s/ D.C. Ruberg	Signature of Director

D.C. Ruberg	Name of Director

in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13

2818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

THE DEBTORS

EXECUTED AS A DEED

By: INTERXION HOLDING N.V.

With its corporate seat at Amsterdam, The Netherlands

as Debtor and Intra-Group Lender

/s/ D.C. Ruberg	Signature of Director

D.C. Ruberg	Name of Director

in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13

2818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

EXECUTED AS A DEED

By: INTERXION OPERATIONAL B.V.

With its corporate seat at Amsterdam, The Netherlands

as Debtor and Intra-Group Lender

/s/ D.C. Ruberg	Signature of Director

D.C. Ruberg	Name of Director

in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13

2818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

EXECUTED AS A DEED

By: INTERXION HEADQUARTERS B.V.

With its corporate seat at Amsterdam, The Netherlands

as Debtor and Intra-Group Lender

/s/ D.C. Ruberg	Signature of Director

D.C. Ruberg	Name of Director

in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13

2818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

EXECUTED AS A DEED

By: INTERXION NEDERLAND B.V.

With its corporate seat at Amsterdam, The Netherlands

as Debtor and Intra-Group Lender

/s/ D.C. Ruberg	Signature of Director

Interxion Holding n.v.	Name of Director
Represented by D.C. Ruberg in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13

2818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

EXECUTED AS A DEED

By: INTERXION BELGIUM NV

as Debtor and Intra-Group Lender

/s/ J.J. Camman	Signature of Director

J.J. Camman	Name of Director

in the presence of

/s/ M.C. de Venster	Signature of witness

M.C. de Venster	Name of witness

Noordeinde 8

NL-2435AD Zevenhoven	Address of witness

Senior Executive Asst.	Occupation of witness

EXECUTED AS A DEED

By: INTERXION CARRIER HOTEL LIMITED

as Debtor and Intra-Group Lender

/s/ G. McCulloch	Signature of Director

G. McCulloch	Name of Director

in the presence of

/s/ R McGhie	Signature of witness

R McGhie	Name of witness

5 Butlers Cottages

Nounsley CM32NG	Address of witness

Operations Manager	Occupation of witness

EXECUTED AS A DEED

By: INTERXION DEUTSCHLAND GMBH

as Debtor and Intra-Group Lender

/s/ B.A. Foy	Signature of Director

B.A. Foy	Name of Director

in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13

3818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

EXECUTED AS A DEED

By:         INTERXION ESPAÑA, S.A,.

              as Debtor and Intra-Group Lender

/s/ Robertus Johannes Michael Assink	Signature of Director

Robertus Johannes Michael Assink	Name of Director

in the presence of

/s/ Maria Josefa Monzón Ruz	Signature of witness

Maria Josefa Monzón Ruz	Name of witness
Avda. Dr. Toledo 21, esc 1-1°C
28231, Las Rozas (Madrid)

Address of witness

Office & HR Manager	Occupation of witness

EXECUTED AS A DEED

By:        INTERXION FRANCE SAS

              as Debtor and Intra-Group Lender

/s/ Fabrice Coquio	Signature of President

Fabrice Coquio	Name of President

in the presence of

/s/ Ingid Nicot	Signature of witness

Ingid Nicot	Name of witness

Executive Assistant Interxion
45 Avenue Victor Hugo
France	Address of witness

Occupation of witness

Signature of Director

Name of Director

in the presence of

Signature of witness

Name of witness

Address of witness

Occupation of witness

EXECUTED AS A DEED

By:        INTERXION FRANCE SAS

              as Debtor and Intra-Group Lender

Signature of President

Name of President

in the presence of

Signature of witness

Name of witness

Address of witness

Occupation of witness

/s/ B.A. Foy	Signature of Director

B.A. Foy	Name of Director

in the presence of

/s/ J.J. Camman	Signature of witness

J.J. Camman	Name of witness

Emmalaan 13 3818 GG Amersfort	Address of witness

General Counsel	Occupation of witness

EXECUTED AS A DEED

1NTERXION IRELAND LIMITED

as Debtor and Intra-Group Lender

Present when the Common Seal

of INTERXION IRELAND LIMITED

was affixed hereto in the presence of:

/s/
Director

/s/
Director / Secretary

Signature of witness:	/s/

Name of witness:

Address of witness:

Dublin 3

Occupation of witness:

THE SECURITY TRUSTEE

BARCLAYS BANK PLC

as Security Trustee

By: /s/ Laura Denford

THE ORIGINAL SENIOR SECURED TRUSTEE THE BANK OF NEW YORK MELLON, LONDON BRANCH as Original Senior Secured Trustee

By:	/s/ Marco Thuo
Marco Thuo
Vice President